                                                                    EXHIBIT 23.1


                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



           As independent public accountants, we hereby consent to the incorporation of our report included (or incorporated by reference) in this Form 10-K, into the Company's previously filed Registration Statement File Nos. 333-09721, 333-01651, 333-01649 and 033-60259.

ARTHUR ANDERSEN LLP
Portland, Oregon
March 22, 1999



                                       58